Exhibit 99.2


Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B

                                                 --------------------------------------------------------------
                                                      REVISED            ORIGINAL
                                                      JUNE 96             JUNE 96             VARIANCE
                                                 --------------------------------------------------------------
                 COLLECTIONS
                 -----------
INTEREST PAYMENTS RECEIVED                          2,942,403.98       2,941,654.55             749.43     (4)
LIQUIDATION PROCEEDS - INTEREST             (2)             0.00               0.00               0.00
RECOVERIES FROM PRIOR MONTHS                (2)             0.00               0.00               0.00
                                                            ----               ----               ----
TOTAL INTEREST RECEIVED                             2,942,403.98       2,941,654.55             749.43

PRINCIPAL PAYMENTS RECEIVED                        13,460,319.17      13,442,437.01          17,882.16     (4)
REPURCHASED LOAN PROCEEDS                                   0.00         221,153.25        (221,153.25)    (3)
LIQUIDATION PROCEEDS - PRINCIPAL                       19,877.50          42,077.50         (22,200.00)
                                                       ---------          ---------         -----------
TOTAL PRINCIPAL RECEIVED                           13,480,196.67      13,705,667.76        (225,471.09)

TOTAL COLLECTIONS                                  16,422,600.65      16,647,322.31        (224,721.66)

            DISTRIBUTABLE AMOUNTS           (1)
            ---------------------
SERVICING FEE AT 1.00%                                254,738.94         254,738.94               0.00
CLASS A COUPON INTEREST AT 6.55%                      961,078.23         961,078.23               0.00
CLASS B COUPON INTEREST AT 6.70%                       40,962.90          40,962.90               0.00
TOTAL COUPON INTEREST                               1,002,041.13       1,002,041.13               0.00
COUPON INTEREST AND SERVICING                       1,256,780.07       1,256,780.07               0.00

TOTAL PRINCIPAL RECEIVED                           13,480,196.67      13,705,667.76        (225,471.09)
REALIZED LOSS (GROSS-LIQUIDATION)                     393,763.82         273,160.24         120,603.58     (3)
                                                      ----------         --------           ----------
TOTAL PRINCIPAL                                    13,873,960.49      13,978,828.00        (104,867.51)
TOTAL COUPON INTEREST                               1,002,041.13       1,002,041.13               0.00
TOTAL SERVICING FEE                                   254,738.94         254,738.94               0.00
                                                      ----------         ----------               ----
INTEREST, PRINCIPAL & SERVICE FEE                  15,130,740.56      15,235,608.07        (104,867.51)

                 RESERVE FUND
                 ------------
INTEREST COLLECTED                                  2,942,403.98       2,941,654.55             749.43
COUPON INTEREST                                    (1,002,041.13)     (1,002,041.13)              0.00
SERVICING FEE                                        (254,738.94)       (254,738.94)              0.00
REALIZED LOSS (GROSS-LIQUIDATION)                    (393,763.82)       (273,160.24)       (120,603.58)
                                                    ------------       ------------       ------------
EXCESS CASH TO RESERVE FUND                         1,291,860.09       1,411,714.24        (119,854.15)
RESERVE FUND BEGINNING BALANCE                      4,585,300.97       4,585,300.97               0.00
RESERVE ACCOUNT RELEASE TO SELLER                           0.00               0.00               0.00
                                                            ----               ----               ----
RESERVE FUND ENDING BALANCE                 (1)     5,877,161.06       5,997,015.21        (119,854.15)

               WIRE TO TRUSTEE
               ---------------
TOTAL COLLECTIONS                                  16,422,600.65      16,647,322.31        (224,721.66)
SERVICING FEE                                        (254,738.94)       (254,738.94)              0.00
                                                    ------------       ------------               ----
OVER/(UNDER) WIRED                                 16,167,861.71      16,392,583.37         224,721.66
                                                   =============      =============         ==========

           OTHER REPORTED BALANCES
           -----------------------
RESERVE FUND INVESTMENT INCOME              (6)        10,243.02               0.00          10,243.02    (5)
                                                       =========               ====          =========

FOOTNOTES:
----------

(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Loans reported as repurchased were not formally approved by the trustee to be bought back. Actual amount should have been $113,384. Since these loans were not approved by the trustee and charged off in June 1996, no repurchases are recommended.

(4) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(5) Reserve fund income not reported in the first investor report.

(6) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.